| 1 DRAFTKINGS INVESTOR DAY November 2023

| 2 Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, including statements about DraftKings Inc. (“DraftKings”, the “Company”, “we”, “us” and “our”) and its industry that involve substantial risks and uncertainties. All statements, other than statements of historical fact, contained in this presentation, including statements regarding guidance, our future results of operations or financial condition, strategic plans and focus, user growth and engagement, product initiatives, and the objectives and expectations of management for future operations (including launches in new jurisdictions and the expected timing thereof), are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “are,” “believe,” “confident,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “forecast,” “going to,” “intend,” “is,” “may,” “plan,” “potential,” “predict,” “project,” “propose,” “should,” “target,” “will,” or “would” or the negative thereof or other similar terms or expressions, or by discussions of vision, strategy or outlook. We caution you that the foregoing may not include all of the forward-looking statements made in this presentation. You should not rely on forward-looking statements as predictions of future events. We have based the forward-looking statements contained in this presentation primarily on our current expectations and projections about future events and trends, including the current macroeconomic environment, that we believe may affect our business, financial condition, results of operations, and prospects. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, including those described in our filings with the Securities and Exchange Commission (the “SEC”), which are available on the SEC’s website at www.sec.gov. In addition, the forward-looking statements contained in this presentation relate only to events as of the date on which the statements are made and are based on information available to us as of the date of this presentation. We undertake no obligation to update any forward-looking statements made in this presentation to reflect events or circumstances after the date of this presentation or to reflect new information or the occurrence of unanticipated events, except as required by law. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Our forward-looking statements do not reflect the potential impact of any future mergers, acquisitions, dispositions or investments. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures, including Adjusted EBITDA, Adjusted Gross Profit, Adjusted Gross Margin, Free Cash Flow and Contribution Profit, which we use to supplement our results presented in accordance with U.S. generally accepted accounting principles (“GAAP”). These non-GAAP financial measures, which may not be comparable to other similarly titled measures of performance used by other companies, are presented to enhance investors’ overall understanding of our financial performance and should not be considered a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. We define and calculate Adjusted EBITDA as net loss before the impact of interest income or expense (net), income tax provision or benefit, and depreciation and amortization, and further adjusted for the following items: stock-based compensation; transaction-related costs; litigation, settlement and related costs; advocacy and other related legal expenses; gain or loss on remeasurement of warrant liabilities; and other non-recurring and non-operating costs or income. We define and calculate Adjusted Gross Margin as Adjusted Gross Profit (which we define and calculate as Gross Profit before the impact of amortization of acquired intangible assets; depreciation and amortization; and stock-based compensation) divided by net revenue. We define and calculate Free Cash Flow as Adjusted EBITDA less investments into property and equipment and capitalized software, adjusted for sources or uses of cash from changes in net working capital and sources or uses of cash from net cash interest, and less corporate cash taxes paid. We define and calculate Contribution Profit as Adjusted Gross Profit less external marketing expense. Reconciliations of Adjusted EBITDA, Adjusted Gross Profit, Adjusted Gross Margin and Contribution Profit to their most directly comparable financial measures calculated in accordance with GAAP are provided in the Financial Reconciliation section of this presentation. Legal disclaimer

| 3 Legal disclaimer (continued) No Offer or Solicitation This presentation does not constitute a solicitation of a proxy, consent or authorization with respect to any securities of DraftKings. This presentation also does not constitute an offer to sell or the solicitation of an offer to buy securities, nor will there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom. Industry and Share Data This presentation includes information and statistics regarding market participants in the sectors in which DraftKings competes and other industry data which was obtained from third- party sources, including reports by market research firms and company filings. Trademarks This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM © or ® symbols, but we will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Projected Financial Information This presentation contains financial forecasts, which were prepared in good faith by DraftKings on a basis believed to be reasonable. Such financial forecasts have not been prepared in conformity with GAAP. DraftKings’ independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, they have not expressed an opinion nor provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. Certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Projections are inherently uncertain due to a number of factors outside of DraftKings’ control, as discussed in the Forward-Looking Statements above. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of DraftKings or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

Investor Day Takeaways

1. **States are larger and growing faster than anticipated; we now expect the OSB and iGaming TAM to grow from ~$20B in 2023 to ~$30B in 2028 in *existing states alone*[(1)]**

2. **Our superior product and technology, scale, and brand are driving rapid share gains across both OSB and iGaming, and we are continuing to innovate at a high velocity**

3. **Newer state vintages are inflecting to positive Contribution Profit[(2)] faster and customer payback periods are improving**

4. **We expect to achieve $1.4B of Adj. EBITDA[(2)] in 2026 and reach $2.1B (equal to prior "long-term" outlook) of Adj. EBITDA in 2028 *in existing states alone*[(3)]**

5. **There is potential for up to an additional $6.2 billion of annual Adj. EBITDA from further OSB and iGaming legalization in the U.S.**

(1) New Jersey, West Virginia, Indiana, Pennsylvania, New Hampshire, Iowa, Colorado, Illinois, Tennessee, Michigan, Virginia, Wyoming, Arizona, Connecticut, Oregon, New York, Louisiana, Ontario, Kansas, Maryland, Ohio, Massachusetts, Kentucky, Maine, Puerto Rico, Vermont, and North Carolina are included. Puerto Rico and North Carolina are pending launch, subject to licensure and regulatory approvals. Vermont has authorized mobile sports betting and is in the process of soliciting bids for its RFP, and DraftKings has submitted a bid.

(2) Non-GAAP financial measure. Refer to the Financial Reconciliations section of this presentation for a reconciliation of historical results.

(3) 2026 and 2028 guidance includes OSB and iGaming operations in states consistent with 2024 guidance provided on November 2nd, 2023.

| 4

| 5 EXISTING STATE OPPORTUNITY

| 6 The OSB and iGaming TAM will reach ~$20B in 2023 in existing states alone(1) OSB and iGaming Gross Revenue (GGR) in States(1) DraftKings is Live $1 $2 $4 $1 $2 $1 $3 $5 $7 $7 $10 B il li o n s o f D o ll a rs 2018A $0 2019A 2020A 2021A 2022A 2023E $0 $1 $3 $7 $13 $20 U.S. OSB U.S. iGaming Ontario (OSB + iGaming) Sources: State Gaming Reports; iGaming Ontario; Eilers & Krejcik Gaming U.S. Sports Betting And Online Casino Outlook (XLS) – August 2023; Internal estimates. (1) New Jersey, West Virginia, Indiana, Pennsylvania, New Hampshire, Iowa, Colorado, Illinois, Tennessee, Michigan, Virginia, Wyoming, Arizona, Connecticut, Oregon, New York, Louisiana, Ontario, Kansas, Maryland, Ohio, Massachusetts, Kentucky, and Maine are included.

| 7 10 years into iGaming and 5+ years into OSB, New Jersey GGR is continuing to grow rapidly $0.0 $0.1 $0.1 $0.2 $0.2 $0.3 $0.5 $1.0 $1.4 $1.7 $2.1 $0.2 $0.4 $0.7 $0.7 $0.9 B il li o n s o f D o ll a rs 2013A 2014A 2015A 2016A 2017A $0.1 2018A 2019A 2020A 2021A 2022A 2023E $0.4 $0.7 $1.3 $2.1 $2.4 $3.0 OSB iGaming Sources: NJ Division of Gaming Enforcement; Eilers & Krejcik Gaming U.S. Sports Betting And Online Casino Outlook (XLS) – August 2023. NJ OSB and iGaming Gross Gaming Revenue (GGR)

We expect OSB and iGaming TAM to reach ~$30B in 2028 *in existing states alone*[1]

Combined OSB and iGaming Gross Gaming Revenue (GGR) in States[1] DraftKings is Live and Pending launch



High Case
Low Case
Billions of Dollars
$20
$29
$26
$33
$28
Today (2023E)
2026E
9-13% CAGR vs. 2023E
2028E
7-11% CAGR vs. 2023E

Sources: State Gaming Reports; iGaming Ontario; Eilers & Krejcik Gaming U.S. Sports Betting And Online Casino Outlook (XLS) – August 2023; Internal estimates.

(1) New Jersey, West Virginia, Indiana, Pennsylvania, New Hampshire, Iowa, Colorado, Illinois, Tennessee, Michigan, Virginia, Wyoming, Arizona, Connecticut, Oregon, New York, Louisiana, Ontario, Kansas, Maryland, Ohio, Massachusetts, Kentucky, Maine, Puerto Rico, Vermont, and North Carolina are included. Puerto Rico and North Carolina are pending launch, subject to licensure and regulatory approvals. Vermont has authorized mobile sports betting and is in the process of soliciting bids for its RFP, and DraftKings has submitted a bid.

| 8

| 9 SHARE

Our U.S. OSB and iGaming GGR share is increasing

DraftKings Share[(1)] on a Trailing Three-month Basis



OSB Handle
OSB GGR
iGaming GGR
OSB and iGaming GGR Combined
Percentage
39%
37%
March 2022
OSB GGR
Share Target:
20-30%
33%
27%
March 2022
iGaming GGR
Share Target:
20-25%
Jun-22
Jul-22
Aug-22
Sep-22
Oct-22
Nov-22
Dec-22
Jan-23
Feb-23
Mar-23
Apr-23
May-23
Jun-23
Jul-23
Aug-23
Sep-23

Sources: State Gaming Reports and DraftKings internal data.

Notes: Gross revenue as calculated pursuant to each state's definition; no adjustments were made to this state data.

(1) Share is calculated on a trailing three-month basis. Share denominator includes all U.S. states where DraftKings is live with OSB and/or iGaming, as applicable, and data was available as of November 1st, 2023. Contributions from the Golden Nugget Online Gaming brand are included. Poker gross revenue is included in the TAM denominator (DraftKings does not currently offer poker). Removing poker gross revenue from the denominator, as estimated by Eilers and Krejcik, would result in DraftKings iGaming GGR share of 28%.

| 10

| 11 LEADING PRODUCT AND TECHNOLOGY Vertical Integration: Create unique products for the U.S. sports fan, powered in-house Single Wallet: Deliver a seamless experience across states and DraftKings- branded products Scalable Regulatory Platform: Facilitate responsible gaming, data privacy, and security for all customers Geographic Flexibility and Velocity: Leverage technology to rapidly enter new OSB and iGaming states BRAND Trusted Brand: Drive enhanced credibility through key relationships and growing national brand awareness Large Customer Database: Operate DFS in states representing 90%+ of the U.S. population and have valuable customer data Highly Optimized Marketing Machine: Optimize based on average LTV profile of various channels and penetrate multiple consumer segments with multi-brand approach SCALE Cost Leverage: Negotiate superior rates within cost of revenue (e.g., payment processing, revenue share agreements) and achieve lower customer acquisition costs due to scale of marketing platform Efficient Investments: Drive strong returns on product investments due to our large monetization opportunity INNOVATION AT HIGH VELOCITY Data Science Powerhouse: Drive a personalized experience through automation and user- level analytics • Optimize bet merchandizing • Drive sport-to-sport and vertical-to-vertical cross-sell • Offer promotions that are unique to customers Customer First: Roll out innovative and tangential mobile products such as DK Horse Drivers of Competitive Differentiation We are highly differentiated due to leading product and technology, innovation at high velocity, scale, and brand

In two years, our Same Game Parlay (SGP) has advanced and is now in-house[(1)]

Same Game Parlay Offering Progression

	FEATURE SET	NFL 2022	NFL 2023
Core Capabilities	Dedicated section for SGP	✓	✓
	Individual leg odds	Third Party	✓
	Dynamic odds	X	✓
	Combinability logic for un-selectable markets	X	✓
	Odds consistent between SGPs and single OSB markets	X	✓
	SGP anywhere / smart bet slip	X	✓
	Combine SGPs (SGPx)	Third Party	✓
	SGP cash-out	X	In-progress
Merchandizing	Quick SGP (pre-packs)	✓	✓
	Content cards (editorial story)	✓	✓
	Trending SGP and bet count	✓	✓
Content	Pre-match core sports	Third Party	✓
	Pre-match long tail sports	Third Party	Third Party
	Live SGP	✓	✓
	Content breadth	Limited	Broad


9:41
NFL
SCOREBOARD
GAME TRACKER
LIVE STREAM
TEN TITANS
BUF BILLS
SAME GAME PARLAY
POPULAR
QUICK SGP
GAME LINES
WEEKLY SPECIALS
TEN Titans
9:41
SAME GAME PARLAY
GAME LINES
TEN Titans
BUF Bills
ANYTIME TOUCHDOWN SCORER
Derrick Henry
Josh Allen
Devin Singletary
Stefon Diggs
Dawson Knox
Gabriel Davis
Zack Moss
Isaiah McKenzie
Robert Woods
Nick Westbrook

(1) DraftKings prices sports representing greater than 90% of OSB handle on its Same Game Parlay offering in-house.

| 12

Our jackpot offering is a unique differentiator

Jackpot Offering Progression

Largest jackpot to-date[1] is $3.3 Million
14 jackpots to-date [1] over $1 Million

2021

- **Acquired Blue Ribbon**
  - Validated and enhanced core capabilities
- **Launched DraftKings-funded single-level jackpots [2] in all live jurisdictions**

2022

- **Developed jackpot game overlay**
  - Enables most casino games to be jackpot-eligible
- **Developed multi-level jackpot [3] functionality**

2023

- **Launched player-contributed single-level jackpots in NJ**
- **Launched player-contributed single-level jackpots in other jurisdictions [4]**
- **Launched player-contributed multi-level jackpots in NJ**



3:29
DraftKings Rocket
Slots
Min Bet: $1.00 | Max Bet: $1,000
DraftKings Progressive Jackpots
PAY $0.25 TO HAVE A CHANCE TO WIN
$344,970.44 MEGA JACKPOT
$115,335.28 MAJOR JACKPOT
$17,757.98 MINOR JACKPOT
$2,219.42 MINI JACKPOT
Opt In and Play
Play
NEW GAMES
JACKPOTS
EXCLUSIVES
COIN CONNECT
DIGITS
DOLLAR UP!
ROULETTE EUROPEAN
FOOTBALL BLACKJACK
FOUR 20s BLACKJACK
HOCKEY BLACKJACK
HOP IT & PROFIT
LOKI'S LUCK
MAD YETI KENO
ROULETTE MARCH MANIA
NEPTUNE WAVES OF WONDER

1. To-date refers to results as of November 13, 2023.
2. Single-level jackpots allow customers to be eligible for a single jackpot due to their jackpot-eligible wager.
3. Multi-level jackpots allow customers to be eligible for multiple jackpots due to their jackpot-eligible wager.
4. Other jurisdictions are Ontario, West Virginia, and Michigan. Single-level jackpot rollouts to Connecticut and Pennsylvania are pending regulatory approval.

| 13

| 14 Progressive Parlay will be DraftKings Sportsbook’s newest offering, coming soon! Progressive Parlay Offering Description Parlays that can win even if one or more legs miss! • Customers wager against the house • “Over / under” on 3 to 12 legs • More picks = more potential ways to win • More picks = larger potential payout • Seamlessly integrated into our existing OSB app • Powered by in-house content engine • Regulated as sports betting • Coming soon – stay tuned for launch date!

| 15 Consumers are recognizing that DraftKings has the leading product in the industry Player F Player E Player D Player C Player B 3% 6% 6% 13% 33% 36% Player F Player E Player D Player C Player B 4% 5% 8% 14% 30% 36% Which platform do you view as having the most intuitive interface/best user experience? Which platform do you view as offering the most wagering options? Source: J.P. Morgan U.S. Online Sports Betting and iGaming Survey (9/26/2023); survey includes 1,104 responses across 11 states from September 15th, 2023 through September 25th, 2023. Consumer Survey Results Percentage of Respondents Percentage of Respondents

| 16 STATE ECONOMICS

| 17 All state vintages are inflecting to positive Contribution Profit(1) in 2-3 years (1) Non-GAAP financial measure. Refer to the Financial Reconciliations section of this presentation for a reconciliation of historical results. National marketing is allocated based on new customers acquired. Golden Nugget Online Gaming is included from acquisition date (May 5, 2022). (2) Includes OSB and iGaming operations in New Jersey, West Virginia, Indiana, Pennsylvania, and New Hampshire. These 5 states represent 10% of the U.S. population. (3) Includes OSB and iGaming operations in Iowa, Colorado, Illinois, Tennessee, Michigan, Virginia, Wyoming, Arizona, and Connecticut. These 9 states represent 18% of the U.S. population. (4) Includes OSB and iGaming operations in Oregon, New York, Louisiana, Ontario, Kansas, Maryland, Ohio, Massachusetts, Kentucky, and Maine. These 9 states (excluding Ontario) represent 19% of the U.S. population. ($5) ($291) $155 $71 ($244) $365 $358 ($65) M il li o n s o f D o ll a rs 2018-2019 State Vintage 2020-2021 State Vintage 2022-2023 State Vintage 2021A 2022A 2023E (2) (3) (4) Contribution Profit(1) by State Vintage

Newer state vintages are generating positive Contribution Profit[(1)] faster

Average Quarters Since Launch to Reach Trailing 12-month Positive Contribution Profit[(1)]


Quarters
11
8
5 (Expected)
2018-2019 State Vintage(2)
2020-2021 State Vintage(3)
2022-2023 State Vintage(4)

Golden Nugget Online Gaming is included from acquisition date (May 5, 2022).

(1) Non-GAAP financial measure. Refer to the Financial Reconciliations section of this presentation for a reconciliation of historical results.

(2) Includes OSB and iGaming operations in New Jersey, West Virginia, Indiana, and Pennsylvania. We exclude New Hampshire due to unique dynamics.

(3) Includes OSB and iGaming operations in Iowa, Colorado, Illinois, Tennessee, Michigan, Virginia, Wyoming, Arizona, and Connecticut.

(4) Includes OSB and iGaming operations in New York, Louisiana, Kansas, Maryland, Ohio, and Massachusetts. We exclude Oregon and Ontario due to unique dynamics. We exclude Kentucky and Maine due to insufficient history.

| 18

| 19 A more rapid pace of customer acquisition is driving faster state Contribution Profit(1) Average Pace of Customer Acquisition by State Vintage 2018-2019 State Vintage 2020-2021 State Vintage 2022-2023 State Vintage (2) (3) (4) 0 8 16 24 32 40 Months Live P e rc e n ta g e o f A d u lt P o p u la ti o n A c q u ir e d 4.5x Golden Nugget Online Gaming is included from acquisition date (May 5, 2022). (1) Non-GAAP financial measure. Refer to the Financial Reconciliations section of this presentation for a reconciliation of historical results. (2) Includes OSB and iGaming operations in New Jersey, West Virginia, Indiana, and Pennsylvania. We exclude New Hampshire due to unique dynamics. (3) Includes OSB and iGaming operations in Iowa, Colorado, Illinois, Tennessee, Michigan, Virginia, Wyoming, Arizona, and Connecticut. (4) Includes OSB and iGaming operations in New York, Louisiana, Kansas, Maryland, Ohio, and Massachusetts. We exclude Oregon and Ontario due to unique dynamics. We exclude Kentucky and Maine due to insufficient history.

| 20 Handle continues to grow for years after states launch $12 $1 $25 $16 $35 $28 $7 $45 $37 $17 B il li o n s o f D o ll a rs 2018-2019 State Vintage 2020-2021 State Vintage 2022-2023 State Vintage 2020A 2021A 2022A 2023E 108% OSB and iGaming Handle(1) by State Vintage 40% 29% 32% 75% YoY 143% (1) Represents the amount wagered. Golden Nugget Online Gaming is included from acquisition date (May 5, 2022). (2) Includes OSB and iGaming operations in New Jersey, West Virginia, Indiana, Pennsylvania, and New Hampshire. These 5 states represent 10% of the U.S. population. (3) Includes OSB and iGaming operations in Iowa, Colorado, Illinois, Tennessee, Michigan, Virginia, Wyoming, Arizona, and Connecticut. These 9 states represent 18% of the U.S. population. (4) Includes OSB and iGaming operations in Oregon, New York, Louisiana, Ontario, Kansas, Maryland, Ohio, Massachusetts, Kentucky, and Maine. These 9 states (excluding Ontario) represent 19% of the U.S. population. (2) (3) (4)

| 21 Promotional Reinvestment lessens as our states mature P e rc e n ta g e 2018-2019 State Vintage 2020-2021 State Vintage 2022-2023 State Vintage 2020A 2021A 2022A 2023E Promotional Reinvestment(1) by State Vintage Δ bps (300) (300) (1,000) (1,500) (400) (700) (1) Represents promotions as a percentage of OSB and iGaming gross revenue. Golden Nugget Online Gaming is included from acquisition date (May 5, 2022). (2) Includes OSB and iGaming operations in New Jersey, West Virginia, Indiana, Pennsylvania, and New Hampshire. These 5 states represent 10% of the U.S. population. (3) Includes OSB and iGaming operations in Iowa, Colorado, Illinois, Tennessee, Michigan, Virginia, Wyoming, Arizona, and Connecticut. These 9 states represent 18% of the U.S. population. (4) Includes OSB and iGaming operations in Oregon, New York, Louisiana, Ontario, Kansas, Maryland, Ohio, Massachusetts, Kentucky, and Maine. These 9 states (excluding Ontario) represent 19% of the U.S. population. (2) (3) (4)

| 22 As a result, we are continuing to see strong Net Revenue growth across state vintages $274 $34 $517 $336 $775 $784 $279 $1,163 $1,215 $921 M il li o n s o f D o ll a rs 2018-2019 State Vintage 2020-2021 State Vintage 2022-2023 State Vintage 2020A 2021A 2022A 2023E Net Revenue(1) by State Vintage YoY 133% 55% 50% 50% 89% 888% 230% (1) Represents net revenue. Golden Nugget Online Gaming is included from acquisition date (May 5, 2022). (2) Includes OSB and iGaming operations in New Jersey, West Virginia, Indiana, Pennsylvania, and New Hampshire. The 5 states represent 10% of the U.S. population. (3) Includes OSB and iGaming operations in Iowa, Colorado, Illinois, Tennessee, Michigan, Virginia, Wyoming, Arizona, and Connecticut. The 9 states represent 18% of the U.S. population. (4) Includes OSB and iGaming operations in Oregon, New York, Louisiana, Ontario, Kansas, Maryland, Ohio, Massachusetts, Kentucky, and Maine. The 9 states (excluding Ontario) represent 19% of the U.S. population. (2) (3) (4)

| 23 Adj. Gross Margin Rate(1) increases as states mature A d j. G ro ss M a rg in R a te 2018-2019 State Vintage 2020-2021 State Vintage 2022-2023 State Vintage 34% 37% 41% 46% 12% 28% 43% 48% 4% 30% 2020A 2021A 2022A 2023E Adj. Gross Margin Rate by State Vintage (1) Non-GAAP financial measure. Refer to the Financial Reconciliations section of this presentation for a reconciliation of historical results. Golden Nugget Online Gaming is included from acquisition date (May 5, 2022). (2) Includes OSB and iGaming operations in New Jersey, West Virginia, Indiana, Pennsylvania, and New Hampshire. The 5 states represent 10% of the U.S. population. (3) Includes OSB and iGaming operations in Iowa, Colorado, Illinois, Tennessee, Michigan, Virginia, Wyoming, Arizona, and Connecticut. The 9 states represent 18% of the U.S. population. (4) Includes OSB and iGaming operations in Oregon, New York, Louisiana, Ontario, Kansas, Maryland, Ohio, Massachusetts, Kentucky, and Maine. The 9 states (excluding Ontario) represent 19% of the U.S. population. (2) (3) (4)

External Marketing lessens as states mature


External Marketing(1) by State Vintage
Millions of Dollars
2021A
2022A
2023E
$197
$167
$155(6)
(15%)
(7%)
$385
$264
$224
(31%)
(15%)
$344
YoY
2018-2019 State Vintage(2)
2020-2021 State Vintage(3)
2022-2023 State Vintage(4)(5)

(1) External Marketing includes national marketing, which is allocated based on new customers acquired. Golden Nugget Online Gaming is included from acquisition date (May 5, 2022).
(2) Includes OSB and iGaming operations in New Jersey, West Virginia, Indiana, Pennsylvania, and New Hampshire. The 5 states represent 10% of the U.S. population.
(3) Includes OSB and iGaming operations in Iowa, Colorado, Illinois, Tennessee, Michigan, Virginia, Wyoming, Arizona, and Connecticut. The 9 states represent 18% of the U.S. population.
(4) Includes OSB and iGaming operations in Oregon, New York, Louisiana, Ontario, Kansas, Maryland, Ohio, Massachusetts, Kentucky, and Maine. The 9 states (excluding Ontario) represent 19% of the U.S. population.
(5) Excludes external marketing of $255 million in 2022 for the 2022-2023 state vintage because only a portion of the states in the 2022-2023 state vintage were live in 2022.
(6) Excludes $10 million of external marketing associated with the launch of Golden Nugget Online Gaming in Pennsylvania.

| 24

| 25 CUSTOMER ECONOMICS

| 26 Historically, we have acquired new customers at less than 3-year Adj. Gross Profit paybacks D o ll a rs Acquisition Quarter Year 1 Year 2 Year 3 External Marketing Cumulative Net Revenue Cumulative Adj. Gross Profit(1) Illustrative Average Customer Economics (1) Non-GAAP financial measure. Refer to the Financial Reconciliations section of this presentation for a reconciliation of historical results.

Over the past two years, we have dramatically increased customer acquisition while simultaneously decreasing CAC

Customer Acquisition Efficiency



Customer Acquisition Cost(1)
Customers Acquired
Greater than 40%
CAGR vs. 2021A
(21%)
(20%)
Customer Acquisition Cost(1) in Dollars
Customers Acquired
2021A
2022A
2023E

(1) Customer acquisition cost (CAC) is defined as external marketing spend divided by new customers. We include all external marketing spend allocated to OSB and iGaming, including national spending, team and league deals, and product-agnostic spending, and divide by new OSB and iGaming customers. We do not credit customer acquisition for customers who were previously acquired to DFS.

| 27

Our OSB hold percentage is increasing as we improve our bet mix and trading operations

DraftKings OSB Hold Percentage

- **Higher average leg count** driven by improved SGP offering, optimized site experience, and increasing customer appetite for parlays generally
- **Optimized trading** driven by increasingly accurate pricing (especially live markets and cash-out)
- **Enhanced risk management** driven by real-time visibility into sportsbook liabilities and customer-specific behavior, enabled by machine learning



Gross Gaming Revenue (GGR) as a Percentage of Handle
6.5%
0.7%
0.3%
0.2%
7.7%
1.2%
0.5%
0.1%
~9.5%
2021A Hold %
Higher Average Leg Count
Optimized Trading
Sport Outcomes
2022A Hold %
Higher Average Leg Count
Optimized Trading
Sport Outcomes
2023E Hold %

| 28

As a result, payback periods are shortening

Projected Customer Payback Periods[1]



Less than 3 Years
Approximately 2.3 Years
Months
2021 Cohort
2022 Cohort
2023 Cohort

(1) Customer payback periods refers to the amount of time required to generate cumulative Adj. Gross Profit that is equal to the upfront external marketing spend associated with customer acquisition. For this analysis, we are only including customers who are new to OSB and iGaming and who did not previously participate with DraftKings on DFS.

| 29

| 30 OUTLOOK

We expect Adj. EBITDA[1] of $1.4B in 2026 and $2.1B in 2028 *from existing states alone*[2]

Expected DraftKings Revenue and Adj. EBITDA[1]


Revenue
Adj. EBITDA(1)
Adj. EBITDA Margin %(1)
Billions of Dollars
14% CAGR
$1.3
($0.7)
$2.2
($0.7)
$3.7
($0.1)
$4.7
$0.4
$6.2
$1.4
23%
$7.1
$2.1
30%
2021A
2022A
2023E
2024E
2026E(3)
2028E(3)

(1) Non-GAAP financial measure. Refer to the Financial Reconciliations section of this presentation for a reconciliation of historical results.

(2) 2026 and 2028 guidance includes OSB and iGaming operations in states consistent with 2024 guidance provided on November 2nd, 2023. New Jersey, West Virginia, Indiana, Pennsylvania, New Hampshire, Iowa, Colorado, Illinois, Tennessee, Michigan, Virginia, Wyoming, Arizona, Connecticut, Oregon, New York, Louisiana, Ontario, Kansas, Maryland, Ohio, Massachusetts, Kentucky, Maine, Puerto Rico, Vermont, and North Carolina are included. Puerto Rico and North Carolina are pending launch, subject to licensure and regulatory approvals. Vermont has authorized mobile sports betting and is in the process of soliciting bids for its RFP, and DraftKings has submitted a bid.

(3) We expect Free Cash Flow as a percentage of Adjusted EBITDA to be approximately 90% in 2026 and 2028 before considering the impact of corporate taxes and potential changes in capital structure. Free Cash Flow is a Non-GAAP financial measure. We define and calculate Free Cash Flow as Adjusted EBITDA less investments into property and equipment and capitalized software, adjusted for sources or uses of cash from changes in net working capital and sources or uses of cash from net cash interest, and less corporate cash taxes paid.

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| 32 LEGALIZATION UPSIDE

We expect more U.S. states to legalize OSB and iGaming

OSB and iGaming Legalization Status by U.S. State

Included in Guidance

↓

- DraftKings Live with both OSB and iGaming
- DraftKings Live or Pending Launch(1) with OSB

- OSB Legislation Introduced
- iGaming Legislation Introduced(2)



WA
OR
CA
ID
NV
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
KY
TN
MS
AL
OH
GA
SC
NC
VA
WV
PA
MD
DE
NJ
NY
VT
NH
ME
MA
CT
RI
FL
AK
HI
PR

(1) Our revenue and Adjusted EBITDA guidance for fiscal years 2023 and 2024 includes all our existing jurisdictions as well as mobile sports betting in Puerto Rico, Vermont, and North Carolina. Puerto Rico and North Carolina are pending launch, subject to licensure and regulatory approvals. Vermont has authorized mobile sports betting and is in the process of soliciting bids for its RFP, and DraftKings has submitted a bid.

(2) Kentucky's proposed iGaming bill is specific to poker. Iowa's iGaming bill is a study bill that would become a bill that authorizes legislation to enact iGaming once passing through committee.

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| 34 There is potential for up to an additional $6.2B of annual Adj. EBITDA(1) to DraftKings from further OSB and iGaming legalization in the U.S. $0.5 $0.9 $1.1 $1.6 $4.8 $0.3 $0.6 $0.6 $0.9 $1.4 Percentage of U.S. Population Legalizing OSB and iGaming B il li o n s o f D o ll a rs +10% +Legislation Introduced +20% +30% +Remaining U.S. $0.8 $1.5 $1.7 $2.5 $6.2 OSB iGaming Incremental Year 5 Adj. EBITDA(1) to DraftKings (1) Non-GAAP financial measure. Refer to the Financial Reconciliations section of this presentation for a reconciliation of historical results. (2) Assumes DraftKings launches OSB in all states that have introduced OSB legislation but that are not included in guidance (representing 19% of the U.S. population) and that DraftKings launches iGaming in all states that have introduced iGaming legislation but that are not included in guidance (representing 17% of the population). (3) Represents all U.S. states that are not included in 2026 and 2028 guidance, representing 50% of the U.S. population for OSB and 89% of the U.S. population for iGaming. (2) (3)

| 35 ADDITIONAL GROWTH VECTORS

DraftKings has leverageable assets to capitalize on mega trends

Mega Trends and DraftKings Positioning

Mega Trends that Create Opportunity

- Sports viewership transitioning quickly from legacy linear to digital streaming
- Global trend towards regulating online gaming
- Consumers looking for more interactive experiences and deepening engagement with favorite apps

DraftKings is Positioned to Capitalize

- Database of highly engaged young and affluent customers
- Recognizable and trusted brand
- World-class product for iGaming and OSB
- Ability to navigate complex regulatory environments

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| 37 APPENDIX

State vintage results reconciled to enterprise financial results

Financial Results in Millions of Dollars

	2023E	2022A	2021A
Net Revenue			
2018-2019 State Vintage(2)	$1,163	$775	$517
2020-2021 State Vintage(3)	$1,215	$784	$336
2022-2023 State Vintage(4)	$921	$279	$0
DFS and Other(5)	$396	$402	$443
Total Net Revenue	**$3,695**	**$2,240**	**$1,296**
Adjusted Gross Profit(1)			
2018-2019 State Vintage(2)	$530	$321	$192
2020-2021 State Vintage(3)	$582	$335	$94
2022-2023 State Vintage(4)	$279	$10	$0
DFS and Other(5)	$244	$245	$330
Total Adjusted Gross Profit(1)	**$1,635**	**$912**	**$616**
Contribution Profit(1)			
2018-2019 State Vintage(1)	$365	$155	($5)
2020-2021 State Vintage(2)	$358	$71	($291)
2022-2023 State Vintage(3)	($65)	($244)	$0
DFS and Other(5)	$127	$123	$199
Total Contribution Profit(1)	**$785**	**$105**	**($97)**

Totals may not sum due to rounding.

(1) Non-GAAP financial measure. Refer to the Financial Reconciliations section of this presentation for a reconciliation of historical results.
(2) Includes OSB and iGaming operations in New Jersey, West Virginia, Indiana, Pennsylvania, and New Hampshire.
(3) Includes OSB and iGaming operations in Iowa, Colorado, Illinois, Tennessee, Michigan, Virginia, Wyoming, Arizona, and Connecticut.
(4) Includes OSB and iGaming operations in Oregon, New York, Louisiana, Ontario, Kansas, Maryland, Ohio, Massachusetts, Kentucky, and Maine.
(5) Includes all business lines not accounted for in the three vintages, primarily DFS.

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| 39 Detailed financial elements Financial Elements Capex and Capitalized SW(1) Expect annual investment between $100M and $150M Change in Net Working Capital Expect change in net working capital to be neutral or a modest source of cash Expect approximately 3% annual dilution due to stock-based compensation Stock-based Compensation Expect a tax shield of approximately $1.2B based on cumulative net operating losses of $4.1B at the end of FY 2023 Net Operating Losses (1) Includes capital expenditures (purchases of property and equipment) and capitalized software development costs.

| 40 The number of unique customers on our platform is rising 0.8 0.9 1.4 1.7 1.7 1.7 1.9 1.7 1.8 1.8 1.9 1.9 1.9 1.9 2.4 2.6 3.2 3.4 3.8 4.0 4.4 4.5 4.9 5.2 6.0 6.2 6.6 M il li o n s Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Unique Customers in the Prior Twelve Months

| 41 FINANCIAL RECONCILIATIONS

| 42 Reconciliation of GAAP Gross Profit to Adj. Gross Profit, Adj. Gross Margin, and Contribution Profit Financial Reconciliation in Millions of Dollars Totals may not sum due to rounding. 2023E 2022A 2021A Net Revenue $3,695 $2,240 $1,296 GAAP Gross Profit NA $756 $502 Depreciation and Amortization NA $45 $30 Acquisition Amortization NA $106 $80 Stock-based Compensation NA $4 $5 Adj. Gross Profit $1,635 $912 $616 Adj. Gross Margin 44% 41% 48% External Marketing ($850) ($807) ($713) Contribution Profit $785 $105 ($97)

| 43 Reconciliation of Net Income (Loss) to Adjusted EBITDA ◼ Adjusted EBITDA — We define and calculate Adjusted EBITDA as net loss before the impact of interest income or expense (net), income tax provision or benefit, and depreciation and amortization, and further adjusted for the following items: stock-based compensation, transaction-related costs, litigation, settlement and related costs, advocacy and other related legal expenses, gain or loss on remeasurement of warrant liabilities and other non-recurring and non-operating costs or income, as described in the reconciliation. (1) The amounts include the amortization of acquired intangible assets of $106.1 million and $80.1 million for 2022 and 2021, respectively. (2) Reflects stock-based compensation expenses resulting from the issuance of awards under incentive plans. (3) Includes capital markets advisory, consulting, accounting and legal expenses related to evaluation, negotiation and integration costs incurred in connection with pending or completed transactions and offerings, including costs include those relating to the GNOG acquisition in 2022 and 2021. (4) Primarily includes external legal costs related to litigation and litigation settlement costs deemed unrelated to our core business operations. (5) Includes certain non-recurring and non-ordinary course costs relating to advocacy efforts and other legal expenses in jurisdictions where we do not operate certain product offerings and are actively seeking licensure, or similar approval, for those product offerings. For 2022, those costs primarily related to our support of Proposition 27 in California. For 2021, those costs primarily related to our support of Proposition 27 in California and our support of the sports betting ballot initiative in Florida. The amounts presented exclude (i) costs relating to advocacy efforts and other legal expenses in jurisdictions where we do not operate that are incurred in the ordinary course of business and (ii) costs relating to advocacy efforts and other legal expenses incurred in jurisdictions where related legislation has been passed and we currently operate. (6) Primarily includes the change in fair value of certain financial assets, as well as our equity method share of investee’s losses and other costs relating to non-recurring and non-operating items. Due to the timing of the consummation of the GNOG acquisition, the above periods, to the extent applicable, exclude GNOG’s operations prior to May 5, 2022. Net Income (Loss) to Non-GAAP Adjusted EBITDA Reconciliation $ Thousands Year ended December 31, 2022 2021 Revenue $ 2,240,461 $ 1,296,025 Cost of revenue 1,484,273 794,162 Sales and marketing 1,185,977 981,500 Product and technology 318,247 253,655 General and administrative 763,720 828,325 Loss from operations (1,511,756) (1,561,617) Other income (expense): Interest income (expense), net 18,702 1,957 Gain (loss) on remeasurement of warrant liabilities 29,396 30,065 Other income (expense), net 20,700 11,951 Loss before income tax provision (benefit) and loss from equity method investment (1,442,958) (1,517,644) Income tax provision (benefit) (67,866) 8,269 (Gain) loss from equity method investment 2,895 (2,718) Net loss attributable to common stockholders $ (1,377,987) $ (1,523,195) Adjusted for: Depreciation and amortization(1) 169,252 121,138 Interest expense (income), net (18,702) (1,957) Income tax provision (benefit) (67,866) 8,269 Stock-based compensation(2) 578,799 683,293 Transaction-related costs(3) 17,315 25,316 Litigation, settlement and related costs(4) 7,010 10,392 Advocacy and other related legal expenses(5) 16,558 40,415 (Gain) loss on remeasurement of warrant liabilities (29,396) (30,065) Other non-recurring and non-operating (income) costs(6) (16,764) (9,739) Adjusted EBITDA (721,781) (676,133)

Reconciliation of GAAP Operating Expenses to Non-GAAP Operating Expenses

Expense Reconciliation in Millions of Dollars

GAAP to Non-GAAP Expense Reconciliation
$ Millions

		31-Dec-22	30-Sep-22	30-Jun-22	31-Mar-22	31-Dec-21	30-Sep-21	30-Jun-21	31-Mar-21
GAAP Operating Expenses									
Cost of Revenue		$485	$373	$313	$313	$253	$171	$187	$183
Sales and Marketing		$345	$322	$198	$321	$278	$304	$171	$229
General and Administrative		$173	$186	$188	$217	$241	$220	$199	$169
Product and Technology		$83	$76	$77	$81	$70	$65	$63	$56
Total GAAP Operating Expenses		**$1,087**	**$957**	**$775**	**$933**	**$842**	**$759**	**$619**	**$637**
Non-GAAP Operating Expense Adjustments									
Cost of Revenue	(a)	($1)	($1)	($1)	($1)	($1)	($2)	($1)	($1)
	(b)	($30)	($30)	($27)	($19)	($20)	($20)	($21)	($19)
	(d)	($14)	($12)	($10)	($9)	($9)	($7)	($7)	($7)
Sales and Marketing	(a)	($17)	($10)	($12)	($14)	($15)	($14)	($14)	($9)
	(d)	($1)	($1)	($1)	($1)	($0)	($0)	($0)	($0)
General and Administrative	(a)	($92)	($92)	($98)	($144)	($142)	($134)	($132)	($122)
	(c)	($2)	($1)	($11)	($4)	($10)	($4)	($8)	($3)
	(d)	($2)	($2)	($2)	($2)	($1)	($1)	($1)	($1)
	(e)	($1)	($1)	($2)	($2)	($1)	($5)	($4)	($1)
	(f)		($17)		($1)	($13)	($18)	($13)	($2)
Product and Technology	(a)	($20)	($23)	($24)	($28)	($26)	($26)	($25)	($20)
	(d)	($2)	($1)	($3)	($2)	($1)	($1)	($1)	($1)
Total Adjustments		**($182)**	**($191)**	**($191)**	**($226)**	**($241)**	**($233)**	**($226)**	**($186)**
Adjusted Operating Expenses									
Cost of Revenue		$440	$330	$275	$284	$223	$142	$159	$157
Sales and Marketing		$327	$311	$185	$307	$263	$289	$157	$220
General and Administrative		$77	$74	$75	$64	$74	$58	$41	$41
Product and Technology		$61	$52	$50	$52	$42	$38	$36	$34
Total Adjusted Operating Expenses		**$905**	**$766**	**$584**	**$707**	**$601**	**$526**	**$393**	**$452**

(a) Stock-based compensation expense

(b) Amortization of acquired intangible assets

(c) Transaction expenses

(d) Depreciation & amortization

(e) Litigation

(f) Other

Totals may not sum due to rounding.

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